Exhibit 99.1

                             Triarc Companies, Inc.
                                 280 Park Avenue
                               New York, NY 10017

                                                          For Immediate Release
CONTACT: Anne A. Tarbell
         (212) 451-3030
         www.triarc.com

                     TRIARC DECLARES SPECIAL CASH DIVIDENDS

New York, NY, November 14, 2006 - Triarc Companies, Inc. (NYSE: TRY; TRY.B) announced today the declaration of the third and final $0.15 per share installment of its previously announced special cash dividends aggregating $0.45 per outstanding share of Class A Common Stock and Class B Common Stock, Series
1. The record date for the third and final installment of the special cash dividends is December 5, 2006 and the payment date is December 20, 2006. The first and second $0.15 installments of the special cash dividends were paid on March 1, 2006, and July 14, 2006, respectively.

     The special cash dividends are in connection with the previously announced proposed corporate restructuring that the Board of Directors is continuing to explore and that is expected to involve the disposition of Triarc's approximate 64% capital interest in its alternative asset management business, Deerfield & Company LLC, whether through a sale, spin-off to stockholders or such means as our Board may conclude would be in the best interests of our stockholders. Options for Triarc's other remaining non-restaurant assets are also under review and could include the allocation of Triarc's remaining cash, cash equivalents, short-term and other investments between its two businesses (Arby's(R) and Deerfield) and/or additional special dividends or distributions to shareholders.

     Stockholders are encouraged to consult with their tax advisors regarding the appropriate tax treatment of the special cash dividends.

     As of October  31,  2006,  Triarc had  27,913,475  shares of Class A Common
Stock outstanding and 61,002,156 shares of Class B Common Stock, Series 1, outstanding.

     Commenting on today's dividend actions, Nelson Peltz, Triarc's Chairman and Chief Executive Officer, said: "The special extraordinary cash dividends declared today are intended to further enhance Triarc stockholder value, as we continue to explore a corporate restructuring that could potentially unlock the significant values of Arby's and Deerfield. Our Board of Directors and senior management will continue to review how best to deliver more value to our stockholders."

     Triarc is a holding company and, through its subsidiaries, the franchisor of the Arby's(R) restaurant system, which is comprised of approximately 3,500 restaurants. Of these restaurants, more than 1,000 are owned and operated by subsidiaries of Triarc. Triarc also owns an approximate 64% capital interest, a profits interest of at least 52% and approximately 94% of the voting interests, in Deerfield & Company LLC, a Chicago-based alternative asset manager offering a diverse range of fixed income and credit-related strategies to institutional investors with approximately $14.1 billion under management as of October 1, 2006.

                                      # # #

                                 Notes To Follow


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                             NOTES TO PRESS RELEASE

     1. There can be no assurance that any additional special cash dividends will be declared or paid, or of the amount or timing of such dividends, if any.

     2. The statements in this press release that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Triarc Companies, Inc. and its subsidiaries (collectively, "Triarc" or the "Company") and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only as of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include, but are not limited to, the following:

        o competition, including pricing pressures and the potential impact of competitors' new units on sales by Arby's(R) restaurants;

        o consumers' perceptions of the relative quality, variety and value of the food products we offer;

        o   success of operating initiatives;

        o   development costs;

        o   advertising and promotional efforts;

        o   brand awareness;

        o   the existence or absence of positive or adverse publicity;

        o new product and concept development by us and our competitors, and market acceptance of such new product offerings and concepts;

        o changes in consumer tastes and preferences, including changes resulting from concerns over nutritional or safety aspects of beef, poultry, french fries or other foods or the effects of food-borne illnesses such as "mad cow disease" and avian influenza or "bird flu";

        o   changes in spending patterns and demographic trends;

        o adverse economic conditions, including high unemployment rates, in geographic regions that contain a high concentration of Arby's restaurants;

        o   the business and financial viability of key franchisees;

        o   the timely payment of franchisee obligations due to us;

        o availability, location and terms of sites for restaurant development by us and our franchisees;

        o   the ability of our franchisees to open new restaurants in accordance
            with  their  development  commitments,   including  the  ability  of
            franchisees to finance restaurant development;

        o   delays in opening new restaurants or completing remodels;

        o   the  timing  and  impact  of   acquisitions   and   dispositions  of
            restaurants;

        o   our   ability  to   successfully   integrate   acquired   restaurant
            operations;

        o anticipated or unanticipated restaurant closures by us and our franchisees;

        o our ability to identify, attract and retain potential franchisees with sufficient experience and financial resources to develop and operate Arby's restaurants successfully;

        o   changes  in  business   strategy  or  development   plans,  and  the
            willingness of our franchisees to participate in our strategy;

        o   business   abilities  and  judgment  of  our  and  our  franchisees'
            management and other personnel;

        o availability of qualified restaurant personnel to us and to our franchisees;

        o our ability, if necessary, to secure alternative distribution of supplies of food, equipment and other products to Arby's restaurants at competitive rates and in adequate amounts, and the potential financial impact of any interruptions in such distribution;

        o changes in commodity (including beef), labor, supply, distribution and other operating costs;

        o   availability and cost of insurance;

        o   adverse weather conditions;

        o significant reductions in our client assets under management (which would reduce our advisory fee revenue), due to such factors as weak performance of our investment products (either on an absolute basis or relative to our competitors or other investment strategies), substantial illiquidity or price volatility in the fixed income instruments that we trade, loss of key portfolio management or other personnel (or lack of availability of additional key personnel if needed for expansion), reduced investor demand for the types of investment products we offer, and loss of investor confidence due to adverse publicity;

        o increased competition from other asset managers offering similar types of products to those we offer;

        o pricing pressure on the advisory fees that we can charge for our investment advisory services;

        o difficulty in increasing assets under management, or efficiently managing existing assets, due to market-related constraints on trading capacity, inability to hire the necessary additional personnel or lack of potentially profitable trading opportunities;

        o our removal as investment manager of one or more of the collateral debt obligation vehicles (CDOs) or other accounts we manage, or the reduction in our CDO management fees because of payment defaults by issuers of the underlying collateral or the triggering of certain structural protections built into CDOs;

        o availability, terms (including changes in interest rates) and deployment of capital;

        o   changes  in  legal  or   self-regulatory   requirements,   including
            franchising laws, investment management regulations, accounting standards, environmental laws, overtime rules, minimum wage rates and taxation rates;

        o the costs, uncertainties and other effects of legal, environmental and administrative proceedings;

        o the impact of general economic conditions on consumer spending or securities investing, including a slower consumer economy and the effects of war or terrorist activities; and

        o other risks and uncertainties affecting us and our subsidiaries referred to in our Annual Report on Form 10-K for the fiscal year ended January 1, 2006 (see especially "Item 1A. Risk Factors" and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations") and in our other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond our control.

        All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this press release as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.